UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported) December 20, 2004

Cooper Industries, Ltd.

(Exact Name of Registrant as Specified in its Charter)

1-31330 (Commission File Number)	Bermuda (State or Other Jurisdiction of Incorporation)	98-0355628 (IRS Employer Identification No.)

600 Travis, Suite 5800, Houston, Texas (Address of Principal Executive Offices)		77002 (Zip Code)

713/209-8400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

#0 #1 SIGNATURES
Company "Sales Trends" to be posted on website

Item 7.01 Regulation FD Disclosure.

Posting of Sales Trends Information

On December 20, 2004 Cooper Industries, Ltd. (the “Company”) will post on its website the “Sales Trends” information attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

     Exhibits

     99.1     Company “Sales Trends” to be posted on the Company’s website.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER INDUSTRIES, LTD. (Registrant)
Date: December 20, 2004	/s/ Terry A. Klebe
Terry A. Klebe
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

     99.1      Company “Sales Trends” to be posted on the Company’s website.